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                                                                     EXHIBIT 23A

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports made a part of Zenith Electronics Corporation's Registration Statement on Form S-4 filed in August 1998.

/s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
August 7, 1998